UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2014

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 1, 2014, CorVel Corporation (the “Company”) entered into a Fifth Amendment to Credit Agreement (the “Credit Agreement Amendment”) dated September 1, 2014, which amends the Credit Agreement dated May 28, 2009 (the “Credit Agreement”), and an unsecured Revolving Line of Credit Note (the “Note”) dated September 1, 2014 with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company renewed its $10.0 million revolving credit facility (the “Credit Facility”) for general working capital requirements. Borrowings under the Credit Facility, as amended, bear interest, at the Company’s option, at a fixed LIBOR-based rate plus 1.50% or at a fluctuating rate determined by the financial institution to be 1.50% above the daily one-month LIBOR rate. The loan covenants require the Company to maintain the current assets to liabilities ratio of at least 1.25:1, debt to tangible net worth not greater than 1.25:1 and have positive net income. The other material terms of the Credit Facility were previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2009. There are no outstanding revolving loans as of the date hereof, but letters of credit in the aggregate amount of $4.5 million have been issued that do not reduce the amount of borrowings available under the Credit Facility. The renewed Credit Facility expires on September 1, 2015.

The foregoing is a summary of the material terms of the Credit Agreement Amendment and the Note. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment and the Note, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Fifth Amendment to Credit Agreement dated September 1, 2014 by and between CorVel Corporation and Wells Fargo Bank, National Association.

10.2	Revolving Line of Credit Note dated September 1, 2014 by CorVel Corporation in favor of Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION (Registrant)

Dated: September 5, 2014	/s/ RICHARD SCHWEPPE
Richard Schweppe
Chief Financial Officer